UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, DC 20549


                            FORM 8-K


                     CURRENT REPORT PURSUANT
                  TO SECTION 13 OR 15(D) OF THE
                 SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported):    November 3,
                     2005 (October 28, 2005)

                  Digital Lifestyles Group Inc.
     (Exact Name of Registrant as Specified in Its Charter)

                            Delaware
         (State or Other Jurisdiction of Incorporation)

           000-27828                       13-3779546
    (Commission File Number)   (IRS Employer Identification No.)


727 Brea Canyon Road #6, Walnut, CA                  91789
(Address of Principal Executive Offices)           (Zip Code)

                         (909) 869-0595
      (Registrant's Telephone Number, Including Area Code)

                               N/A
  (Former Name or Former Address, if Changed Since Last Report)

   Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General
Instruction A.2. below):

  [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

  [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

  [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

  [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

Financing Transaction

      As previously disclosed on a Current Report on Form 8-K filed with the Securities and Exchange Commission on October 4, 2005, on September 12, 2005, the Company's Board of Directors authorized it to seek initial financing of up to $1,000,000 dollars through the sale of convertible promissory notes and common stock purchase warrants upon certain terms and conditions. On September 29, 2005, the Company received an investment from one investor and continued to seek investment from other investors on substantially similar terms and conditions.

     On October 28, 2005, the Company executed an agreement with an investor whereby the Company received $50,000 in immediately available funds through the issuance of a promissory note convertible into common stock at a conversion price of $0.25. In addition, the Company expects aggregate gross proceeds of $10,000 upon the exercise all of the common stock purchase warrants to purchase an aggregate of 40,000 shares of the Company's common stock. This transaction was consummated with one "accredited investor," as defined in Regulation D promulgated under the
Securities Act of 1933, as amended, or the Securities Act. The transaction documents executed with the purchaser were substantially similar to those previously filed with our Current Report on Form 8-K with the Securities and Exchange Commission on October 4, 2005, as attached thereto and incorporated therein as Exhibits 4.1, 4.2 and 4.3, respectively, except for the ability to invest additional funds, which was a term unique to the prior investment. Such transaction documents as filed on our Current Report on Form 8-K on October 4, 2005 and attached thereto as Exhibits 4.1, 4.2 and 4.3 are accordingly incorporated herein by reference to this Current Report on Form 8-K.

      The convertible promissory note issued bears interest at a rate of 7% per annum and has an initial maturity date on October 28, 2006. The convertible note is convertible at any time from the date of issuance into shares of our common stock at a price per share equal to $0.25. The Company will pay interest only payments until the maturity date of the convertible note, unless it is converted or prepaid. The Company has an option to make one prepayment of the note, in whole or in part, without penalty at any time after six months. In the event that the Company elects to prepay the convertible note, the purchaser may elect within 3 business days to convert all or a portion of the note into common stock and thus prevent prepayment of the convertible note.

      The purchaser was also issued corresponding warrants to purchase shares of common stock. The number of shares that the purchaser is eligible to purchase is equal to 20% of the aggregate amount of shares issued upon conversion of the convertible promissory note with an exercise price of $0.25 per share. The warrants expire five years from the date of issuance and are exercisable immediately. In connection with both the convertible note and the warrants, the Company entered into a registration rights agreement with the purchaser whereby the Company agreed to register for resale the common stock underlying the convertible note and warrants.

      The purchaser represented to the Company that he is an "Accredited Investor," as that term is defined in Rule 501(a) of Regulation D under the Securities Act. The convertible note and warrants were offered and sold in reliance upon an exemption from registration under Rule 506 of Regulation D the Securities Act. The Company intends to use the proceeds from this transaction for general working capital purposes and to assist with the extinguishment of existing liabilities.

ITEM 9.01 Financial Statements and Exhibits

(c)  Exhibits.

Exhibit
Number              Description

Exhibit 4.1*        Form of Convertible Promissory Note

Exhibit 4.2*        Form of Common Stock Purchase Warrant

Exhibit 4.3*        Form of Registration Rights Agreement

*previously filed

                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              DIGITAL LIFESTYLES GROUP, INC.
                              (Registrant)

Date:  November 3, 2005       By:  /s/ Andy Teng
                                   Andy Teng
                                   Chief  Executive  Officer  and
                                   Director

                          Exhibit Index

Exhibit
Number         Description

Exhibit 4.1*        Form of Convertible Promissory Note

Exhibit 4.2*        Form of Common Stock Purchase Warrant

Exhibit 4.3*        Form of Registration Rights Agreement

*previously filed

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